UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2023

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

As previously disclosed, Akumin Inc. (the “Company”) entered into that certain Restructuring Support Agreement (including all exhibits thereto, collectively, the “RSA”), dated October 20, 2023, between the Company, certain of its affiliates and subsidiaries, and the other parties thereto, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2023. As set forth in the RSA, the parties thereto have agreed to the principal terms of a financial restructuring of the Company (the “Restructuring”) to be implemented through a prepackaged chapter 11 plan of reorganization (the “Prepackaged Plan”), a copy of which is attached as Exhibit B to the RSA.

On October 22, 2023, the Company and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”). The Debtors are seeking approval of various “first day” motions from the Bankruptcy Court, which request customary relief intended to enable the Debtors to continue their ordinary course operations. The Debtors intend to implement the Restructuring during the Chapter 11 Cases.

The Debtors cannot be certain that the Restructuring and the Prepackaged Plan will be approved by the Bankruptcy Court during the Chapter 11 Cases.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described above in Item 1.03 of this Current Report on Form 8-K constitutes an event of default under the following debt instruments of the Debtors (the “Debt Instruments”):

•

that certain Revolving Credit Agreement, dated as of November 2, 2020, as amended by that certain Amendment No. 1, dated as of February 8, 2021, Amendment No. 2, dated as of July 26, 2021, Amendment No. 3 & Waiver, dated as of September 11, 2021 and Amendment No. 4 & Waiver, dated as of October 22, 2021 (as has been and may be further amended, supplemented, or otherwise modified from time to time), by and among the Company, as borrower, certain subsidiaries of the Company. as guarantors (the “Guarantors”), PNC Bank, National Association, as successor to BBVA USA, as administrative agent and collateral agent, and the lenders from time to time party thereto, which is comprised of a revolving credit facility in an aggregate principal amount of $55 million;

•

that certain Indenture dated November 2, 2020, as supplemented by that certain First Supplemental Indenture, dated as of February 11, 2021, Second Supplemental Indenture, dated as of July 30, 2021, and Third Supplemental Indenture, dated as of September 1, 2021 (as may be further amended, restated, supplemented, or otherwise modified from time to time), by and among the Company, as issuer, the Guarantors, as guarantors, and UMB Bank, National Association, as trustee and collateral agent in respect of the issuance of $475 million of aggregate principal amount of notes;

•

that certain Indenture dated August 9, 2021, as supplemented by that certain First Supplemental Indenture, dated as of September 1, 2021 (as may be further amended, restated, supplemented, or otherwise modified from time to time), by and among Akumin Escrow Inc. (whose obligations were assumed by the Company), as issuer, the Guarantors, as guarantors, and UMB Bank, National Association, as trustee and collateral agent in respect of the issuance of $375 million of aggregate principal amount of notes; and

•

that certain PIK Toggle Series A Note dated September 1, 2021 (as amended, restated, supplemented, or otherwise modified from time to time), issued by Akumin Operating Corp., a wholly owned subsidiary of the Company, to Stonepeak Magnet Holdings LP in the initial principal amount of $340 million.

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable without notice from the lenders thereunder. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the lenders’ rights to enforce the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 8.01	Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by the holders of the Common Stock at the conclusion of the Chapter 11 Cases.

Additional Information on the Chapter 11 Cases

Additional information on the Chapter 11 Cases, including court filings and other information related to the proceedings, will be available on a website administrated by the Company’s claims agent, Epiq Corporate Restructuring LLC, at https://dm.epiq11.com/Akumin, by calling (877) 589-9709, or (503) 966-8627 for calls originating outside of the U.S. or by sending an email to akumin@epiqglobal.com.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes forward-looking information or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company cautions that such forward-looking statements contained in this Current Report on Form 8-K or made from time to time by the Company’s management, including those regarding the Chapter 11 Cases and resulting proceedings in Bankruptcy Court are subject to risks and uncertainties which may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to the following: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, including motions seeking “first day” relief; the risk that the Company may not be able to continue operating in the ordinary course of business in the event that the Company Parties’ motions seeking “first day” relief are denied by the Bankruptcy Court; risks associated with third party motions in the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the length of time the Company will operate under the Chapter 11 Cases and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Restructuring; the Company’s trading price and the effects of the Chapter 11 Cases and of the Company’s delisting from Nasdaq on the liquidity of the Company’s Common Stock. The Company therefore cautions readers against relying on such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the Commission. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: October 23, 2023	By:	/s/ Riadh Zine
Riadh Zine
Chairman, Chief Executive Officer and Director